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                                                                Exhibit 10.34


                         REGISTRATION JOINDER AGREEMENT
                                      AND
                   AMENDMENT NO. 3 TO REGISTRATION AGREEMENT


         This Registration Joinder Agreement and Amendment No. 3 to Registration Agreement (this "Registration Joinder Agreement") is entered into on this _____ day of _______________, 1996, by and among Steel Dynamics Holdings, Inc. (the "Company"), each of the Persons listed on Schedule A attached hereto (the "Bain Stockholders"), General Electric Capital Corporation ("GECC"), Heavy Metal, L.C. ("Heavy Metal"), the Persons listed on Schedule B attached hereto (the "Keylock Stockholders"), the Persons listed on Schedule C attached hereto (the "Whitney Stockholders"), the Persons listed on Schedule D attached hereto (the "Management Stockholders"), the Persons listed on Schedule E attached hereto (the "Warrant Holders"), Preussag Stahl AG, ("Preussag"), and Sumitomo Corporation, a corporation existing under the laws of Japan, and Sumitomo Corporation of America, a corporation existing under the laws of the State of New York (hereinafter collectively the "Sumitomo Stockholders" or "Sumitomo"). The entities and individuals which comprise the Bain Stockholders, GECC, the Whitney Stockholders, Heavy Metal, the Keylock Stockholders, the Management Stockholders, the Warrant Holders, and Preussag are collectively referred to herein as the "Stockholders," and each as a "Stockholder."

         APT Holdings Corporation, a non-signatory, shall be a third party beneficiary of this Registration Joinder Agreement.

         For purposes of this Registration Joinder Agreement, all capitalized terms shall have the same meaning as those terms have under the Registration Agreement.

         WHEREAS, the Company, the Bain Stockholders, GECC, Heavy Metal, the Keylock Stockholders, the Whitney Stockholders, the Management Stockholders, the Warrant Holders, and Preussag are parties to a Registration Agreement dated June 30, 1994 (the "Registration Agreement") pursuant to which the Company agreed to provide certain registration rights to the Stockholders and Warrant Holders as set forth therein;

         WHEREAS, the parties to the Registration Agreement previously amended the Registration Agreement by (i) "Registration Joinder Agreement and Amendment No. 1 to Registration Agreement" by and between such parties and Tracy L. Shellabarger, and (ii) Registration Joinder Agreement and Amendment No. 2 to Registration Agreement by and between such parties and Preussag;

         WHEREAS, Section 11(e) of the Registration Agreement provides that the Registration Agreement may be amended if approved in writing by the Company and the holders of a majority of the then outstanding "Bain Registrable Securities," the holders of a majority of the then





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outstanding "GECC Registrable Securities," the holders of a majority of the then outstanding "Heavy Metal Registrable Securities," the holders of a majority of the then outstanding "Keylock Registrable Securities," the holders of a majority of the then outstanding "Warrant Holder Registrable Securities," the holders of a majority of the then outstanding "Whitney Registrable Securities, and the holders of a majority of the then outstanding "Preussag Registrable Securities;"

         WHEREAS, the Company and Sumitomo have agreed upon the terms of and propose to enter into a Stock Purchase Agreement (the "Sumitomo Purchase Agreement"), in substantially the form attached hereto as Exhibit A, pursuant to the terms of which the Company has agreed to sell to Sumitomo and Sumitomo has agreed to purchase from the Company certain shares of the Company's Class A Common Stock (the "Sumitomo Shares");

         WHEREAS, one of the conditions to Sumitomo's commitment to purchase the Sumitomo Shares under the Sumitomo Purchase Agreement is that Sumitomo join in and become a party to the Registration Agreement, thereby becoming entitled to the benefits and subjecting itself to the obligations thereunder that are accorded to the holders of Registrable Securities thereunder, subject, however, to the limitations set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants of the parties to the Sumitomo Purchase Agreement and to other good and valuable consideration described herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. SUMITOMO AGREEMENT. The Sumitomo Stockholders agree to and do hereby enter into the Registration Agreement with the Company, and with the other Stockholders, and agree to be bound by all of the terms thereof, including, without limitation, the provisions thereof regarding Demand Registrations, Piggyback Registrations, Holdback Agreements, agreements regarding registration procedures and expenses, indemnification, amendment, and the like; provided, however, that Sumitomo shall not have any rights to any Demand Registrations as contemplated by Section 1 of the Registration Agreement, and Sumitomo's rights with respect to Piggyback Registrations and participation rights described in Sections 2 and 8 of the Registration Agreement, respectively, but not Sumitomo's obligations under the Registration Agreement, shall not become effective until six (6) months after the Effective Date as defined below.

         2. THE OTHER PARTIES' AGREEMENT. The Company and the other Stockholders agree to and do hereby enter into the Registration Agreement with the Sumitomo Stockholders, agree to be bound by all of the terms thereof, including, without limitation, the provisions described in Section 1 of this Registration Joinder Agreement, and agree that, from and after the Effective Date hereof, the Sumitomo Stockholders shall be deemed to have been holders of "Registrable Securities" within the meaning of Sections 2(a), 4, 5, 6, 7, and 8 of the Registration Agreement, and shall be deemed to have been a holder of "Sumitomo Registrable Securities" as defined below, for all purposes under the Registration Agreement as amended hereby; provided, however, that nothing herein shall be deemed to constitute an agreement to afford the Sumitomo Stockholders any demand registration





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rights under the Registration Agreement.

         3. SPECIFIC AMENDMENTS. Without limiting the generality of the foregoing agreements, the following specific amendments shall be deemed made to the Registration Agreement, to operate prospectively from and after the Effective Date hereof:

         (a) The phrase "and the Persons listed on Schedule F attached hereto (the "Sumitomo Stockholders)" shall be added to the first sentence of the introductory paragraph and the phrase "and the Sumitomo Stockholders" shall be added in the parenthetical in the introductory paragraph after the words "Warrant Holders", and separate signature lines for Sumitomo Corporation and Sumitomo Corporation of America shall be added to the signature pages immediately following the signature lines for "Preussag";

         (b) A definition of "Sumitomo Registrable Securities" shall be added to Section 10 ("Definitions"), immediately following the definition of the words "Stockholders Agreement," and the text of such definition shall be patterned after the definition of "Bain Registrable Securities," substituting "Sumitomo Registrable Securities" for "Bain Registrable Securities" wherever such term appears within the definition, provided, however, that the words "the Sumitomo Purchase Agreement" as defined herein shall be substituted for the words "the Purchase Agreement" in (i) thereof;

         (c) The definition of "Registrable Securities" in Section 10 shall be amended by deleting the word "and" immediately preceding "Preussag Registrable Securities," replacing the period immediately following "Preussag Registrable Securities," and by adding the phrase ", and Sumitomo Registrable Securities." at the end thereof.

         (d) In Section 11 ("Miscellaneous"), Subsection (e) ("Amendments and Waivers"), the word "and" immediately following "Whitney Registrable Securities" shall be deleted and replaced with a comma, and the words ", and holders of a majority of the Sumitomo Registrable Securities" shall be added immediately following the words "Preussag Registrable Securities."





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         4.      ADDRESS FOR NOTICE.  For purposes of any notice under Section
11(k) of this Registration Joinder Agreement, the Sumitomo Stockholder's addresses are:

                 Sumitomo Corporation           Sumitomo Corporation of America
                 ATTN:  Tsunehiro Ichiki        ATTN:  Kei Kato
                 Josuika Building               2750 USX Tower
                 2-1-1 Hitotsubashi             600 Grant St.
                 Chiyodo - Ku                   Pittsburg, PA  15219-2751
                 Tokyo, 101, Japan              Tele:  412-391-9672
                 Tele:    011-03-3237-3180      Fax:  412-391-9756
                 Fax:     011-03-3237-3179


         5. EFFECTIVE DATE. The Effective Date of this Registration Joinder Agreement shall be September _____, 1996, concurrent with the Closing contemplated by the Sumitomo Purchase Agreement.

         IN WITNESS WHEREOF, the parties have executed this Registration Joinder Agreement on the day and year first above written.

                                    STEEL DYNAMICS HOLDINGS, INC.

                                         /s/ Keith E. Busse
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------



                                  STOCKHOLDERS


                                    BAIN CAPITAL FUND IV, L.P.

                                    By:  Bain Capital Partners IV, L.P.
                                    Its: General Partner

                                        /s/ Paul B. Edgerley, Managing Director
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------





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                                    BAIN CAPITAL FUND IV-B, L.P.

                                    By:  Bain Capital Partners IV, L.P.
                                    Its: General Partner
                                         /s/ Paul B. Edgerley, Managing Director
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------



                                    BCIP ASSOCIATES

                                         /s/ Paul B. Edgerley, General Partner
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    A General Partner



                                    BCIP TRUST ASSOCIATES, L.P.

                                         /s/ Paul B. Edgerley, General Partner
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    A General Partner



                                    GENERAL ELECTRIC CAPITAL
                                      CORPORATION

                                         /s/ E. S. Christie, Manager Operations
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------






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                                    J. H. WHITNEY & CO.

                                         /s/ William Laverack, Jr.
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------



                                    WHITNEY 1990 EQUITY FUND, L.P.

                                         /s/ William Laverack, Jr.
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------



                                    KEYLOCK INVESTMENTS LIMITED

                                         /s/ M. Hugelshefen, Director
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------



                                    MAZELINA ANSTALT c/o LIC. IUR.
                                      GERTRUDE BECK, LIECHTENSTEIN

                                         /s/ M. Hugelshefen, Director
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------





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                             HEAVY METAL, L.C.

                                  /s/ Robin K. Kanner, Signatory Member
                             By
                                -----------------------------------
                             Name
                                 ----------------------------------
                             Its
                                 ----------------------------------



                             LOW COST LIMITED PARTNERSHIP

                             By:  SMS Investors, Inc., its General Partner

                                  /s/ David L. Stickler, President
                             By
                                -----------------------------------
                             Name
                                 ----------------------------------
                             Its
                                 ----------------------------------


                             KLANS ASSOCIATES

                                  /s/ James Learner, General Partner
                             By
                                -----------------------------------
                             Name
                                 ----------------------------------
                             Its
                                 ----------------------------------



                              STEEL INK COMPANY

                                   /s/ Peter Brickfield, President
                              By
                                 -----------------------------------
                              Name
                                 -----------------------------------
                              Its
                                  ----------------------------------





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                                         /s/ Keith E. Busse
                                    ------------------------------------------
                                    Keith E. Busse

                                         /s/ Richard P. Teets, Jr.
                                    ------------------------------------------
                                    Richard P. Teets, Jr.

                                         /s/ Mark D. Millett
                                    ------------------------------------------
                                    Mark D. Millett

                                         /s/ Tracy L. Shellabarger
                                    ------------------------------------------
                                    Tracy L. Shellabarger



                                    McDONALD & COMPANY INVESTMENTS, INC.

                                         /s/ David L. Stickler,
                                         Senior Vice President
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------



                                    McD VENTURE CAPITAL FUND, L.P.

                                         Ralph M. Della Ratta, Jr.
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    A General Partner






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                                    APT HOLDINGS CORPORATION

                                       /s/ Charles J. Billerbeck,
                                       Vice President
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------


                                    PREUSSAG STAHL AG

                                         /s/ Jurgen Kolb

                                    By
                                       -----------------------------------

                                    SUMITOMO CORPORATION

                                      /s/ Tsunehiro Ichiki, Director,
                                      Iron & Steel Raw Materials iron &
                                      Steel Division, No.1

                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------

                                    SUMITOMO CORPORATION OF AMERICA

                                       /s/ Masahiko Nakagawa,
                                       Senior Vice President
                                       and General Manager, Pittsburgh Office

                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------



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                         SUBORDINATED DEBT NOTE HOLDERS


                                    WHITNEY SUBORDINATED DEBT FUND, L.P.

                                         /s/ William Laverack, Jr.
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    A General Partner



                                    GENERAL ELECTRIC CAPITAL
                                       CORPORATION

                                         /s/ E. S. Christie, Manager Operations
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------



                                    SUMITOMO CORPORATION OF AMERICA

                                         /s/ Masahiko Nakagawa,
                                         Senior Vice President
                                         and General Manager, Pittsburgh Office
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------


                                    THE LINCOLN NATIONAL LIFE
                                      INSURANCE COMPANY

                                    By:  Lincoln Investment Management, Inc.
                                         (formerly known as Lincoln
                                         Investment Management Company),
                                         its attorney-in-fact

                                         /s/  Richard L. Corwin
                                    By
                                       -----------------------------------
                                    Name Richard L. Corwin
                                    Its  Second Vice President






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                                    LINCOLN NATIONAL INCOME FUND, INC.

                                         /s/ David C. Fischer
                                    By
                                       -----------------------------------
                                    Name David C. Fischer
                                    Its  Vice President



                                    SDI LIMITED PARTNERSHIP

                                    By:  SDI Investors, Inc.,
                                    its General Partner

                                         /s/ David Knoll, President
                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------



                                    LDI, LTD., an Indiana limited partnership

                                    by:  LDI Management, Inc., an Indiana
                                         corporation, General Partner


                                    By
                                       -----------------------------------
                                    Name
                                        ----------------------------------
                                    Its
                                        ----------------------------------






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                                   SCHEDULE A



                                   BAIN GROUP



                           Bain Capital Fund IV, L.P.

                         Bain Capital Fund IV - B, L.P.

                             BCIP Associates, L.P.

                          BCIP Trust Associates, L.P.

                                KLANS Associates





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                                   SCHEDULE B


                              KEYLOCK STOCKHOLDERS


                          Keylock Investments Limited

                                Mazelina Anstalt





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                                   SCHEDULE C


                                 WHITNEY GROUP


                               J.H. Whitney & Co.

                         Whitney 1990 Equity Fund, L.P.





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                                   SCHEDULE D


                                MANAGEMENT GROUP


                                 Keith E. Busse

                                Mark D. Millett

                             Richard P. Teets, Jr.

                             Tracy L. Shellabarger

                               Steel Ink Company





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                                   SCHEDULE E


                                WARRANT HOLDERS


                      Whitney Subordinated Debt Fund, L.P.

                        Sumitomo Corporation of America

                      General Electric Capital Corporation

                  The Lincoln National Life Insurance Company

                       Lincoln National Income Fund, Inc.

                            SDI Limited Partnership

                                   LDI, Ltd.





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                                   SCHEDULE F



                               THE SUMITOMO GROUP



                              Sumitomo Corporation

                        Sumitomo Corporation of America





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